                           SAFECO COMMON STOCK TRUST

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 1996
SUPPLEMENT DATED MARCH 15, 1996


A NEW SECTION ENTITLED "ADVISER PERFORMANCE" WHICH WILL FOLLOW THE SECTION ENTITLED "FINANCIAL HIGHLIGHTS" IS ADDED TO THE PROSPECTUS AND READS AS
FOLLOWS:


Because the International Fund began operations in 1996, there is no past performance available for the Fund. However, the Fund's sub-adviser, Bank of Ireland Asset Management (U.S.) Limited (BIAM), has been managing separate accounts for institutional clients in the U.S. for six years. BIAM's past performance in advising these accounts was a key factor in its selection as the Fund's sub-adviser. The performance illustrated in the table that follows is based on the return achieved on BIAM's fully-discretionary international equity composite of accounts ("Composite") and is prepared and presented in accordance with Association of Investment Management and Research (AIMR) standards. These returns reflect the time-weighted total returns achieved by the Composite's constituent accounts, weighted by reference to their sizes.


        For the Periods Ending December 31, 1995

              One Year    Three Years    Five Years    Six Years
              --------    -----------    ----------    ---------
BIAM           19.24%       16.25%         14.49%       11.25%

EAFE Index     11.56%       17.02%          9.71%        3.38%

The past performance of the Composite is shown after reduction by the International Fund's estimated investment management and administrative expenses. The Morgan Stanley EAFE (Europe, Australia and Far East) Index is used for comparison purposes only. The EAFE Index is an unmanaged index of representative international stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance.

Please keep in mind that the International Fund's performance may differ from the Composite performance. Timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions and diversification of the portfolio are all reasons that might cause the performance of the International Fund to vary from that of the Composite. There are a number of ways to calculate performance, and it is possible that if we had used a different method the result would have varied. Finally, the past performance of the Composite is no guarantee of the future results of the International Fund.